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                                                                      Exhibit 32

                            CERTIFICATION PURSUANT TO
                 SECTION 906 OF THE SARBANES -OXLEY ACT OF 2002

      In connection with the quarterly report of The UniMark Group, Inc. (the "Company") on Form 10-Q for the quarterly period ended September 30, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, in the capacity and date indicated below, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15 (d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the Company's financial condition and results of operations.

Dated: August 13, 2004                   /s/ Jakes Jordaan
                                         ----------------------
                                         Jakes Jordaan
                                         Chief Executive Officer

Date: August 13, 2004                    /s/ R. Arturo Herrera Barre
                                         ---------------------------
                                         R. Arturo Herrera Barre
                                         Chief Executive Officer
                                         during Reporting Period

Dated: August 13, 2004                   /s/ David E. Ziegler
                                         ---------------------------
                                         David E. Ziegler
                                         Chief Financial Officer

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.